EXHIBIT 10.26AZ

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

SIXTY-FIRST AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Sixty-first Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”). CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

1.
Customer desires to use and CSG agrees to provide to Customer CSG’s Statement Tax Data Extract Service, as described herein, under the Agreement. Therefore, upon execution of this Amendment the following changes are hereby made to the Agreement:

a)
Schedule C, entitled “Recurring Services,” of the Agreement shall be amended to add [********* *** **** *******] as a Recurring Service.

b)
Schedule C, entitled “Recurring Services,” of the Agreement shall be amended to add the following under “Recurring Services Description”:

“[********* *** **** *******]. CSG will generate and make available, via delivery to a CSG [****** *** (“****) ****], a per “[*****” ********* *** **** ******* **** (each a "*** ***** *** **** ********* *******]") that will include the [*** amount and invoice number on a *** ********* ********** ******* *****]. The [*** ***** ********* *** **** *******] will be delivered by CSG to a CSG [****** *** (“****”) ****] and made available to Customer for pick up from the [**** ****]. Each [*** ***** ********* *** **** *******] delivered by CSG to the [**** ****] will be available to Customer for a period of [***** **** (**) ****] from the date of delivery of such [*** ***** *** **** *******].”

2.
As a result, upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, Schedule F, “Fees,” Section 1., “CSG Services,” subsection III., “Payment Procurement,” subsection A, “Direct Solutions (Print and Mail),” subsection 9, “Other Print and Mail Ancillary Service Fees” is amended to add a new subsection “g.,” “[********* *** **** ******* *******] (Notes 46-49),” as follows:

EXHIBIT 10.26AZ

Description	Frequency	Fee
9. Other [***** and **** ********* *******] Fees
g. [********* *** **** *******]
i. Development and Implementation (Note 46)	[*** ****]	[*****]
ii. Maintenance and Support Services (Note 47) (Note 48) (Note 49)	[*******]	$[***** **]

Note 46: Implementation and set up of the CSG [********* *** **** ******* shall be mutually agreed upon and documented in that certain Statement of Work, “********* *** ********* *** **** *******,” (CSG document no. *****) (“********* *** **** *******] SOW”) to be executed by CSG and Customer.

Note 47: Maintenance and Support Fees will include up to [*** (**) ***** of support, *******, for the purposes of (i) ********* ********** ********* and ********* ******** ******** and (ii) ********** support regarding ********** ******]. Any hours requested by Customer in excess of such [*** (**) ***** *** ***** shall be billed to Customer on a **** *** ********* ***** at the then current ********* ******** ****] (or as otherwise mutually agreed by the parties) in a separate Statement of Work. For purposes of clarification, Maintenance and Support Fees will not include pre-release testing or changes required by use of new features, functions, products, or substantive configuration changes.

Note 48: Maintenance and Support Fees will be invoiced [*******, commencing in the ***** **** *****] following CSG’s delivery of the [*********** defined in the ********* *** **** *******] SOW. Customer may discontinue Maintenance and Support at any time; provided, however, Customer shall provide no less than ****** (**) ****' written notice (email is sufficient) prior to discontinuing the Maintenance and Support services and Customer shall ************ discontinue use of the [********* *** **** ******* *******]. The Maintenance and Support Fee for the ***** ***** of the Maintenance and Support services will be due in full regardless of the date on which the notice of termination is provided and the Maintenance and Support services provided to Customer shall cease and no longer be available.

Note 49: The [*******] Maintenance and Support Services Fee, referenced above, will be subject to the [****** ********** ** ****, pursuant to ******* ***] of the Agreement.

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Amendment Effective Date").

CHARTER COMMUNICATIONS OPERATING, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager		CSG SYSTEMS, INC. (“CSG”)
By:	/s/ Eugene M Homan Jr	By:	/s/ Gregory L. Cannon
Name:	Eugene M Homan Jr	Name:	Gregory L. Cannon
Title:	VP – Strategic Projects	Title:	SVP, General Counsel & Secretary
Date:	Jan 3, 2022	Date:	Jan 3, 2022